Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

(the “Fund”)

Maxim Ariel MidCap Value Portfolio

Maxim T. Rowe Price Equity/Income Portfolio

Maxim Stock Index Portfolio

Maxim S&P 500® Index Portfolio

(the “Portfolios”)

Supplement dated October 20, 2011 to the Prospectus for the Fund, dated July 20, 2011

The “Legal Proceedings” section beginning on page 385 of the Prospectus is deleted and replaced in its entirety with the following:

Legal Proceedings

Several lawsuits have been filed relating to the Portfolios’ investments in Tribune Company in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. On December 7, 2010, the Fund and MCM were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware. On September 20, 2011, the Fund was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the District of Colorado. The Maxim T. Rowe Price Equity/Income Portfolio was also named as a defendant in this lawsuit. The same indenture trustees have filed similar lawsuits in other jurisdictions against former Tribune shareholders. The plaintiffs in all these lawsuits seek to recover amounts paid to Tribune shareholders in connection with the leverage buyout, plus interest and attorneys’ fees and expenses.

The lawsuits allege no misconduct by the Fund, MCM, or the Portfolios, and the Fund, MCM, and the Portfolios intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have a material adverse effect on the Portfolios’ net asset values.

As of September 30, 2011, the Maxim Ariel MidCap Value Portfolio, Maxim T. Rowe Price Equity/Income Portfolio, Maxim Stock Index Portfolio, and Maxim S&P 500® Index Portfolio had total net assets of $37,965,922, $611,382,089, $250,058,005, and $844,813,425, respectively. The value of the proceeds received by the Maxim T. Rowe Price Equity/Income Portfolio, Maxim Stock Index Portfolio, and Maxim S&P 500® Index Portfolio in connection with the leveraged buyout is approximately $14,059,000, $83,232, and $170,136, respectively. The Maxim Ariel MidCap Value Portfolio received appropriately $23,706,030 in proceeds from sales of Tribune Company shares made on the open market after the leverage buyout was announced to the public.

This Supplement must be accompanied by, or read in conjunction with,

the current Prospectus dated July 20, 2011.

Please keep this Supplement for future reference.